UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2011

HKN, INC.

(Exact Name of registrant as specified in its charter)

Delaware	1-10262	95-2841597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 State Street, Suite 200 Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 424-2424

Former Name or Former Address, if Changed Since Last Report:  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

HKN, Inc. (“HKN”) held its 2011 annual meeting of stockholders (the “Meeting”) on October 12, 2011, pursuant to a proxy statement filed with the Securities and Exchange Commission and furnished to holders of record of its 18,771,545 outstanding shares of Common Stock as of August 19, 2011.

At the Meeting, the stockholders voted as indicated below for the following matters:

Election of the following directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified (Proposal 1 in the 2011 proxy statement):

Nominee	For	Withheld
Michael M. Ameen, Jr.	12,394,059	234,703
Mikel D. Faulkner	12,438,865	189,897
Dr. J. William Petty	12,428,054	200,708
Alan G. Quasha	12,391,297	237,465
H. A. Smith	12,441,194	187,568

This proposal passed in that all nominees received the affirmative vote of a plurality of the votes duly cast at the meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2011		HKN, Inc.

	By:	/s/ Sarah B. Gasch
Sarah B. Gasch
Vice President and CFO